                                                                    Exhibit 99.1

For Immediate Release

Company Contact:                              Contact:
Gary J. Dailey                                Gene Marbach and Ting Mei Chong
Vice President, Finance                       Investor Relations
Everlast Worldwide Inc.                       Makovsky & Company Inc.
212-239-0990                                  212-508-9600

    EVERLAST WORLDWIDE INC. REPORTS THIRD QUARTER AND NINE MONTH 2003 RESULTS

            NEW YORK, New York,  November 13, 2003 - Everlast(R)  Worldwide Inc.
(Nasdaq:  EVST),  manufacturer,  marketer  and  licensor of  sporting  goods and apparel under the Everlast brand name, today announced its financial results for the third quarter and nine months ended September 30, 2003. Everlast reports its results on a GAAP basis,  and also  provides  pro-forma  results  excluding  the duplicative  manufacturing costs associated with its Bronx facility,  which will be relocated and consolidated to its Moberly,  Missouri facility,  as previously announced  and outlined in the  Company's  press release dated October 31, 2003.
Investors  may refer to the October 31, 2003 press  release and to the  attached table for further  details of the  reconciliation  of GAAP  earnings to Non-GAAP earnings excluding the affects of these duplicative costs.

            For the quarter,  net sales were $16.1  million as compared to $16.9 million reported in 2002. Net licensing  revenues advanced 14.8% to $1.6 million
vs. $1.4 million in the 2002 period. Net income available to common stockholders was $.1 million,  or $0.03 per basic share,  compared with $.4 million, or $0.12 per basic share, in 2002.  Pro-forma  earnings,  excluding  certain  duplicative costs  associated  with the  Company's  Bronx  facility that are not expected to impact earnings in 2004, were $.3 million,  or $0.10 per basic share as compared to reported $0.12 per basic share in 2002.

            For the nine months ended  September 30, 2003,  net sales were $41.4 million as  compared  to $47.4  million in 2002.  During  the nine  months,  net licensing  increased  15.2% to $4.8  million.  Net  income  available  to common stockholders  was $.2  million,  or $0.07 per basic  share,  compared  with $1.0 million,  or $0.32 per  basic  share,  in 2002.  Pro-forma  earnings,  excluding certain  duplicative  costs that  impacted  the Company  during the three months ended September 30, 2003,  associated with the Company's Bronx facility that are not expected to impact  earnings in 2004,  were $.4 million,  or $0.14 per basic share.

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Page two

            "While the retail  landscape we operate in remains  challenging,  we continue to post positive  operating  results.  Our slight decrease in net sales for the quarter was the result of a customer  who became a licensee in 2003.  As previously  announced on October 31, 2003, we will relocate and  consolidate our
Bronx, NY facility into our Moberly,  Missouri facility  effective  December 31,
2003.  During the  quarter  end,  we incurred  duplicative  manufacturing  costs associated  with the Bronx facility.  Our results,  adjusted for these costs not expected to be incurred in 2004,  were $0.10 per share  compared  with $0.12 per share in the prior year  period,"  said  George Q Horowitz,  Chairman  and Chief
Executive of Everlast Worldwide Inc.

            "Looking  ahead to 2004,  Everlast  will emerge as a stronger,  more efficient  company. I am optimistic about our projected  operating  results.  We expect to  realize  efficiencies  from the  aforementioned  facility  relocation during the first quarter of fiscal 2004 with  estimated  annual  savings of $2.8 million. We will continue to sign additional licensing agreements, introduce new products and expand  internationally  as part of our strategic plan. We have and will  continue  to  support  our  growing  family of  products  with  unique and impactful  consumer  advertising and merchandising  efforts.  We are now looking forward to leveraging the strategic  progress and brand building  initiatives we have made to deliver strong returns and enhanced value for our  shareholders  in
2004 and beyond."

ABOUT EVERLAST WORLDWIDE INC.

Everlast  Worldwide Inc.  manufactures,  markets and licenses sporting goods and apparel  products under the Everlast brand name.  Since 1910,  Everlast has been the  preeminent  brand in the  world of boxing  and is among  the most  dominant brands in the overall  sporting goods and apparel  industries.  Over the past 90 years, Everlast products have become the "Choice of Champions(TM)",  having been used for training and  professional  fights by many of the biggest  names in the sport.  Everlast is the market  leader in nearly all of its product  categories, responsible for leading eight of the top ten boxing equipment products in sales.
Through its apparel  division,  Everlast  men's and women's active wear products are sold to over  20,000  retail  locations  throughout  the  United  States and
Canada,  including a variety of department  stores,  specialty  stores,  catalog operations and better mass merchandisers. In addition to producing and marketing the equipment and accessories, Everlast Worldwide Inc. licenses its

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Page two

brand to providers of men's and women's  sportswear and active wear,  children's wear, footwear, watches,  cardiovascular exercise equipment and gym/duffel bags.
At the retail level,  Everlast's licensed products generate over $500 million in revenues. The company's Web site can be found at HTTP://WWW.EVERLAST.COM.

Statements  made in this  Press  Release  that are  estimates  of past or future performance  are based on a number of factors,  some of which are outside of the
Company's  control.  Statements  made in  this  Press  Release  that  state  the intentions, beliefs, expectations or predictions of Everlast Worldwide, Inc. and its management for the future are forward-looking statements. It is important to note that actual results could differ  materially  from those  projected in such forward-looking  statements.  Information  concerning  factors  that could cause actual results to differ materially from those in forward-looking  statements is contained  from time to time in  filings  of  Everlast  Worldwide  with the U.S.
Securities and Exchange  Commission.  Copies of these filings may be obtained by contacting Everlast Worldwide or the SEC

                                      # # #
                                 (Tables Follow)

                             EVERLAST WORLDWIDE INC.
                        CONSOLIDATED STATEMENTS OF INCOME

                                                                 Three months ended              Nine months ended
                                                                    September 30,                  September 30,
                                                           ------------------------------------------------------------
                                                                2003           2002            2003             2002
                                                           ------------    ------------    ------------    ------------
                                                                    (Unaudited)                     (Unaudited)

Net sales                                                  $ 16,075,363    $ 16,905,001    $ 41,369,708    $ 47,365,508

Cost of goods sold                                           12,042,771      11,580,971      30,349,610      32,185,853
                                                           ------------    ------------    ------------    ------------
Gross profit                                                  4,032,592       5,324,030      11,020,098      15,179,655

Net license revenues                                          1,592,237       1,387,712       4,827,488       4,191,329
                                                           ------------    ------------    ------------    ------------
                                                              5,624,829       6,711,742      15,847,586      19,370,984
                                                           ------------    ------------    ------------    ------------
Operating expenses:
  Selling and shipping                                        3,235,446       3,373,159       9,067,557       9,255,200
  General and administrative                                  1,482,815       1,384,253       4,420,156       4,465,518
  Amortization                                                  228,168         228,168         684,504         684,504
                                                           ------------    ------------    ------------    ------------
                                                              4,946,429       4,985,580      14,172,217      14,405,222
                                                           ------------    ------------    ------------    ------------

Income from operations                                          678,400       1,726,162       1,675,369       4,965,762
                                                           ------------    ------------    ------------    ------------

Other income (expense):
  Interest expense                                             (242,739)       (203,542)       (717,948)       (523,122)
  Interest expense on redeemable participating preferred
    stock                                                      (112,440)           --          (112,440)           --
  Investment income                                              14,382          23,217          42,391          36,875
                                                           ------------    ------------    ------------    ------------
                                                               (340,797)       (180,325)       (787,997)       (486,247)
                                                           ------------    ------------    ------------    ------------
Income before provision for income taxes                        337,603       1,545,837         887,372       4,479,515

Provision for income taxes                                      233,395         633,780         519,220       2,034,214
                                                           ------------    ------------    ------------    ------------
Net income                                                 $    104,208    $    912,057    $    368,152    $  2,445,301
                                                           ------------    ------------    ------------    ------------
Redeemable preferred stock dividend                                --           540,477         136,805       1,449,062
                                                           ------------    ------------    ------------    ------------
Net income available to common shareholders                $    104,208    $    371,580    $    231,347    $    996,239
                                                           ============    ============    ============    ============

Basic earnings per common share                                   $0.03           $0.12           $0.07           $0.32
                                                                  =====           =====           =====           =====

Suplementary Information:
EBITDA (Earnings before interest, taxex,
  depreciation and amortization)                           $  1,069,628    $  2,090,357    $  2,830,675    $  6,059,026
                                                           ============    ============    ============    ============

                             EVERLAST WORLDWIDE INC.
                           CONSOLIDATED BALANCE SHEETS

                                                                                 September 30,   December 31,
                                                                                     2003           2002
                                                                                 ----------------------------
                                                                                   (Unaudited)       (Note)
ASSETS
  Current assets:
  Cash and cash equivalents                                                      $  2,151,045    $  2,530,452
  Marketable equity securities                                                        374,235         308,841
  Accounts receivable - net                                                         7,004,441       7,697,847
  Inventories                                                                      12,968,165      11,460,160
  Prepaid expenses and other current assets                                         1,357,521         819,053
                                                                                 ------------    ------------
                Total current assets                                               23,855,407      22,816,353

  Restricted cash                                                                   1,012,542       1,003,701
  Property and equipment, net                                                       6,333,309       6,487,830
  Goodwill                                                                          6,718,492       6,718,492
  Trademarks, net                                                                  24,717,189      25,401,693
  Other assets                                                                      1,400,255       1,418,683
                                                                                 ------------    ------------
                                                                                 $ 64,037,194    $ 63,846,752
                                                                                 ============    ============

LIABILITIES, REDEEMABLE PARTICIPATING PREFERRED STOCK AND STOCKHOLDERS' EQUITY

Current liabilities:
  Current maturities of Series A redeemable participating preferred stock        $  5,000,000    $       --
  Due to factor                                                                     3,977,429       3,351,997
  Current maturities of long term debt                                                356,499         363,028
  Accounts payable                                                                  4,489,674       3,391,334
  Income taxes payable                                                                213,557         553,850
  Accrued expenses and other current liabilities                                      772,189         794,543
  Preferred dividend payable                                                          249,245       1,450,808
                                                                                 ------------    ------------
                Total current liabilities                                          15,058,593       9,905,560

License deposits payable                                                              568,833         563,526
Series A Redeemable participating preferred stock                                  30,000,000            --
Long term debt, net of current maturities                                           2,962,683       3,227,324
                                                                                 ------------    ------------
                Total liabilities                                                  48,590,109      13,696,410

Series A redeemable participating preferred stock                                        --        35,000,000
                                                                                 ------------    ------------
Stockholders' equity:
  Common stock, par value $.002; 19,000,000 shares
     authorized; 3,182,236 issued, 3,008,236 outstanding                                6,364           6,364
  Class A common stock, par value $.01; 100,000 shares
     authorized; 100,000 shares issued and outstanding                                  1,000           1,000
  Paid-in capital                                                                  11,662,825      11,662,825
  Retained earnings                                                                 4,436,527       4,205,179
  Accumulated other comprehensive income                                               67,588           2,193
                                                                                 ------------    ------------
                                                                                   16,174,304      15,877,561
  Less treasury stock, at cost (174,000 common shares)                               (727,219)       (727,219)
                                                                                 ------------    ------------
                                                                                   15,447,085      15,150,342
                                                                                 ------------    ------------
                                                                                 $ 64,037,194    $ 63,846,752
                                                                                 ============    ============

                     EVERLAST WORLDWIDE INC. & SUBSIDIARIES

                   PRO-FORMA CONSOLIDATED STATEMENTS OF INCOME

                                                                         Three Months Ended            Nine Months Ended
                                                                             September 30,               September 30,

                                                                         2003          2002           2003           2002
                                                                     -----------    -----------    -----------    -----------
                                                                      (Unaudited)    (Unaudited)   (Unaudited)    (Unaudited)

Income from operations as reported GAAP basis                        $   678,400    $ 1,726,162    $ 1,675,369    $ 4,965,762
                                                                     -----------    -----------    -----------    -----------
Adjustments:

Duplicative manufacturing costs                                          900,000           --          900,000           --
                                                                     -----------    -----------    -----------    -----------
Income from operations excluding pro-forma costs                       1,578,400      1,726,162      2,575,369      4,965,762

Other income (expense):
  Interest expense                                                      (242,739)      (203,542)      (717,948)      (523,122)
  Interest expense on  redeemable participating
  preferred stock adjusted for non-recurring costs                      (336,312)      (336,312)
  Investment income                                                       14,382         23,217         42,288         36,875
                                                                     -----------    -----------    -----------    -----------
                                                                        (564,669)      (180,325)    (1,011,972)      (486,247)
                                                                     -----------    -----------    -----------    -----------
Income excluding pro-forma costs before income taxes                   1,013,731      1,545,837      1,563,397      4,479,515

Provision for income taxes, as adjusted                                  702,022        633,780        987,849      2,034,214
                                                                     -----------    -----------    -----------    -----------
Net income excluding pro-forma costs                                 $   311,709    $   912,057    $   575,548    $ 2,445,301
                                                                     ===========    ===========    ===========    ===========
Redeemable preferred stock dividend                                         --          540,477        136,805      1,449,062
                                                                     -----------    -----------    -----------    -----------
Net income available to common stockholders, as
adjusted
                                                                     $   311,709    $   371,580    $   438,743    $   996,239
                                                                     ===========    ===========    ===========    ===========
Basic earnings excluding pro-forma costs per share                   $      0.10    $      0.12    $      0.14    $      0.32
                                                                     ===========    ===========    ===========    ===========

Adjusted EBITDA (Earnings excluding certain costs before interest,
taxes, depreciation and amortization)                                $ 1,969,628    $ 2,090,357    $ 3,730,675    $ 6,059,026
                                                                     ===========    ===========    ===========    ===========

Non-GAAP  results:  To supplement its financial  statements  presented on a GAAP basis, the Company uses non-GAAP additional  measures of operating results,  net earnings,  earnings  per basic  share and EBITDA  adjusted  to  exclude  certain pro-forma  duplicative  manufacturing  costs  as it  relates  to the  previously announced  relocation  and  consolidation  of its Bronx,  NY  facility  into its
Moberly,  Missouri  facility.  The  Company  believes  that  the  use  of  these additional  measures is appropriate to enhance an overall  understanding  of its past  financial  performance  and also its  prospects  for the  future  as these pro-forma costs are not expected to be part of the Company's ongoing business on an annualized  basis.  These  adjustments to the Company's GAAP results are made with the intent of providing both  management and investors with a more complete
understanding  of  the  underlying   operational  results  and  trends  and  its
marketplace performance.  The presentation of this additional information is not meant to be  considered  in  isolation  or as a  substitute  for net earnings or earnings per share  prepared in accordance  with generally  accepted  accounting principles in the United States.